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         Exhibit 10.29(b) - Schedule of Executive Employment Agreements


The Company has entered into Employment Agreements in the form of Exhibit 10.29(a) with the individuals listed below. Each such agreement is identical except for the references to their names, titles and annualized base salaries, which are shown in the schedule below.

Name                    Title                               Annualized Base Salry
----                    -----                               ---------------------
Aart de Geus            Chief Executive Officer             $350,000
Chi-Foon Chan           Chief Operating Officer             $300,000
Dave Sugishita          Senior Vice President, Finance      $250,000
                        and Operations, Chief Financial
                        Officer